UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 24, 2023 (May 18, 2023)
Date of Report (date of earliest event reported)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 West End Avenue, Suite 1300 Nashville, Tennessee 37203
(Address of Principal Executive Offices)
(615) 255-0068
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.
The Board of Directors (the “Board”) of Cumberland Pharmaceuticals Inc. (the "Company") and its Audit Committee (the “Audit Committee”), have completed a review of the appointment of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.
On May 18, 2023, the Company informed FORVIS, LLP (“FORVIS”) of its decision to not retain FORVIS as the Company's independent registered public accounting firm. In addition, the Company informed Carr, Riggs & Ingram, LLC (“CRI”) that they were selected as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. CRI had obtained provisional approval, with their appointment to become effective upon the execution of an engagement letter and related completion of CRI's final client acceptance procedures.
During the Company's fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through May 18, 2023, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and FORVIS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to FORVIS’s satisfaction, would have caused FORVIS to make reference to the subject matter of the disagreement in its report on the Company's consolidated financial statements for the relevant year, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The audit reports of FORVIS on the consolidated financial statements of the Company as of December 31, 2022 and 2021, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
The Company has provided FORVIS with a copy of the disclosures in this Current Report on Form 8-K and requested FORVIS to, as promptly as possible, furnish the Company with a letter (the "FORVIS Letter") addressed to the Securities and Exchange Commission (“SEC”) stating whether FORVIS agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. FORVIS has furnished the Company a letter addressed to the SEC. That letter is attached to this Current Report on Form 8-K as Exhibit 16.1.
During the Company's fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through May 18, 2023, neither the Company, nor anyone on its behalf, consulted with CRI regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that CRI concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

16.1	Letter to the SEC from FORVIS, LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: May 24, 2023	By:	/s/ John Hamm
John Hamm
Chief Financial Officer